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                                                                    EXHIBIT 10.4

                                    GUARANTY
                               (Joint and Several)

     FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to EBANK MORTGAGE, LLC (hereinafter called the "Debtor") by U.S. BANK NATIONAL ASSOCIATION (hereinafter, together with its successors and assigns, called the "Bank"), MADISON MORTGAGE CORPORATION, a Georgia corporation, and EBANK FINANCIAL SERVICES, INC., a Georgia corporation (collectively, the "Guarantors" and each, a "Guarantor") hereby unconditionally JOINTLY AND SEVERALLY guarantee the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Liabilities"), and the Guarantors further jointly and severally agree to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against the Guarantors under this guaranty is, however, limited to an amount equal to the sum of (a) $2,000,000 in the aggregate for a combined recovery against both Guarantors, plus (b) for each Guarantor, an amount equal to dividends paid to, and received by, such Guarantor which would not be permitted by Section 5.15 of the Credit Agreement, dated as of April 19, 2006 (as thereafter amended) between the Debtor and the Bank, plus (c) for both Guarantors in the aggregate, interest on the amount specified in (a) and all expenses of enforcing this guaranty. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the Guarantors, and shall in no way affect or impair the rights of the Bank and the obligations of the Guarantors under this guaranty.

     The Guarantors agree that, in the event of the dissolution or insolvency of the Debtor or any Guarantor, or the inability of the Debtor or any Guarantor to pay debts as they mature, or an assignment by the Debtor or any Guarantor for the benefit of creditors, or the institution of any proceeding by or against the Debtor or the Guarantor alleging that the Debtor or any Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantors will pay to the Bank forthwith the full amount which would be payable hereunder by the Guarantors if all Liabilities were then due and payable.

     As additional security for the payment of all of the Liabilities and all obligations of the Guarantors hereunder (collectively, the "Guaranty Obligations"), each Guarantor grants to the Bank a security interest in, a lien on, and an express contractual right to set off against, each deposit account and all deposit account balances, cash and any other property of such Guarantor now or hereafter maintained with, or in the possession of, the Bank. Upon the occurrence of any default hereunder (as described in the immediately preceding paragraph), the Bank may: (a) refuse to allow withdrawals from any such deposit account; (b) apply the amount of such deposit account balances and the other assets of the Guarantors described above to the Guaranty Obligations; and (c) offset any other obligation of the Bank against the Guaranty Obligations; all whether or not the Guaranty

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Obligations are then due or have been accelerated and all without any advance or contemporaneous notice or demand of any kind to the Guarantor, such notice and demand being expressly waived.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of any Guarantor or that at any time or from time to time all Liabilities may have been paid in full), subject to discontinuance in respect of a Guarantor only upon actual receipt by the Bank of written notice from such Guarantor, or any person duly authorized and acting on behalf of such Guarantor, of the discontinuance hereof; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of such Guarantor hereunder with respect to any and all Liabilities existing prior to the time of actual receipt of such notice by the Bank, any and all Liabilities created or acquired thereafter pursuant to any previous commitments made by the Bank, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Bank in endeavoring to collect any of the foregoing and in enforcing this guaranty against such Guarantor; and all of the agreements and obligations of such Guarantor under this guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals thereof) and all such interest and expenses shall have been paid in full. Such discontinuance by one Guarantor shall not affect the obligations of the other Guarantor hereunder.

     The Guarantors further agrees that, if at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

     The Bank may, from time to time, at their sole discretion and without notice to any Guarantor, take any or all of the following actions: (a) be granted a security interest in any property to secure any of the Liabilities or the Guaranty Obligations, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to any Guarantor for payment of any of the Liabilities, whether or not the Bank (i) shall have resorted to any property securing any of the Liabilities or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities including without limitation any other Guarantor (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by each Guarantor).


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     Any amounts received by the Bank from whatsoever source on account of the
Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Bank may from time to time elect.

     Until such time as this guaranty shall have been discontinued and the Bank shall have received payment of the full amount of all Liabilities and of all obligations of the Guarantors hereunder, no payment made by or for the account of the Guarantors pursuant to this guaranty shall entitle the Guarantors by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor and the Guarantors shall not exercise any right or remedy against the Debtor or any property of the Debtor by reason of any performance by the Guarantors of this guaranty.

     The Guarantors hereby expressly waive: (a) notice of the acceptance by the Bank of this guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for, or guaranty of, any of the foregoing.

     The Bank may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the Guarantors, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this guaranty, for the benefit of the Bank, as to those of the Liabilities which the Bank has not assigned or transferred.

     Each Guarantor hereby warrants to the Bank that such Guarantor now has, and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. The Bank shall have no duty or responsibility to provide the Guarantors with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Bank's possession.

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of the Guarantors under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank specified as Liabilities, notwithstanding any right


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or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantors hereunder, and shall specifically include, without limitation, any and all interest, fees or commissions included in the Liabilities and accruing or payable after the commencement of any bankruptcy or insolvency proceedings, notwithstanding any provision or rule of law which might restrict the rights of the Bank to collect such obligations from the Debtor. The obligations of the Guarantors under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of any Guarantor. The Guarantors hereby acknowledge that there are no conditions to the effectiveness of this guaranty.

     This guaranty shall be binding upon each Guarantor, and upon the successors and assigns of each Guarantor.

     Wherever possible, each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

     THE BANK (BY ACCEPTING THIS GUARANTY) AND THE GUARANTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     AT THE OPTION OF THE BANK, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE GUARANTORS CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE BANK, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER


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CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT
PREJUDICE.

                            (signature page follows)


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SIGNED AND DELIVERED as of April 19, 2006.

                                        MADISON MORTGAGE CORPORATION


                                        By: /s/ Edward L. Terry
                                            ------------------------------------
                                        Title: President


                                        EBANK FINANCIAL SERVICES, INC.


                                        By: /s/ James L. Box
                                            ------------------------------------
                                        Title: President & CEO


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